SECURITIES AND EXCHANGE COMMISSION

                                           Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 15, 2002
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                            MISSISSIPPI POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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   Mississippi                     0-6849                   64-0205820
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(State or other jurisdiction   (Commission File   (IRS Employer Identification
        of incorporation)           Number)                        No.)


            2992 West Beach, Gulfport, Mississippi                   39501
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code          (228) 864-1211
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                                       N/A
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              (Former name or former address, if changed since last  report.)



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2

Item 5.         Other Events.
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                On March 15, 2002, Mississippi Power Company (the "Company") and
Mississippi Power Capital Trust II (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 1,400,000 7.20% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-45069, 333-45069-01 and 333-45069-02) of the Company and the Trust.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.

             1 Underwriting Agreement, dated March 15, 2002, among the Company, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Capital Markets, Inc. as the Underwriters.

           4.2 Second Supplemental Indenture dated as of March 22, 2002, providing for the issuance of the Company's Series B 7.20% Junior Subordinated Notes due December 30, 2041.

           4.5 Amended and Restated Trust Agreement of Mississippi Power Capital Trust II.

           4.6 Form of Preferred Security of Mississippi Power Capital Trust II (included in Exhibit 4.5 above).

          4.7 Form of Series B 7.20% Junior Subordinated Note due December 30, 2041 (included in Exhibit 4.2 above).

          4.8     Guarantee Agreement relating to Mississippi Power Capital
                  Trust II.

          4.9 Agreement as to Expenses and Liabilities relating to Mississippi Power Capital Trust II (included in
                  Exhibit 4.5 above).

          8       Tax Opinion of Troutman Sanders LLP.

           12.1   Computation of ratio of earnings to fixed charges.

           12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirement.


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     March 22, 2002         MISSISSIPPI POWER COMPANY



                                 By   /s/Wayne Boston
                                         Wayne Boston
                                    Assistant Secretary